# Hearst-Argyle

## TELEVISION, INC.

# www.hearstargyle.com

*This presentation contains forward-looking statements that are subject to risks and uncertainties. Forward looking statements include information preceded by, followed by, or that includes the words "believes," "expects," "anticipates," "could," or similar expressions. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, among them, could affect the future results of the Company and could cause those results to differ materially from those expressed in each forward-looking statement: material adverse changes in economic conditions in the markets served by the Company; future regulatory actions and conditions in the television stations' operating areas; and competition from others in the broadcast television markets served by the business. The Company undertakes no obligation to update the information in this presentation.*

# Today's Discussion

- David Barrett, President & CEO
  - The New Regulatory Landscape
  - HTV's Vision and Priorities
  - Upfront, Industry Outlook

- Harry Hawks, Executive Vice President & CFO
  - The "Business Cycle"
  - The Strength of HTV's Capital Structure
  - Guidance

# The New FCC Rules on Media Concentration

1. **National TV Ownership Limit:**
   - Cap Increases from 35% to 45%

2. **Dual Network Ownership Prohibition:**
   - Continued Prohibition on Mergers Among Any of the Top-4 National Broadcast Networks

# The New FCC Rules on Media Concentration (cont'd)

3. **Cross-Media Limits (CML):**
   - In Markets with 3 or Fewer TV Stations, Cross-Ownership Between TV, Newspaper and Radio is Not Permitted
   - In Markets with 4 to 8 TV Stations, Combinations Are Limited to One of the Following:
     a) A Daily Newspaper, One TV Station, and 50% of the Radio Station Limit for that Market
     b) A Daily Newspaper and Maximum Radio Station Limit for that Market
     c) Two TV Stations and Maximum Radio Station Limit for that Market
   - In Markets with 9 or More TV Stations, FCC Eliminated the Newspaper-Broadcast Cross-Ownership Ban
     a) Determined by Diversity Index which Measures the Availability of Key Media Outlets in Markets of Various Size

# The New FCC Rules on Media Concentration (cont'd)

4. Local TV Multiple-Ownership Limit ("Duopoly")
   - In Markets with 5 or More TV Stations, a Company May Own Two TV Stations, But Only One of the Top-4 Rated.
   - In Markets with 18 or More TV Stations, a Company Can Own 3 Stations, But Only One of the Top-4 Rated.

   - Station Count Includes Commercial and Non-Commercial Stations
   - Waiver Process for Markets with 11 or Fewer TV Stations in which Two Top-4-Rated Stations Seek to Merge.
     - Waivers Determined on a Case-by-Case Basis

# New Market Opportunities Due To De-reg

| Newspaper/TV Cross Ownership | |
|---|---|
| Market | Rank |
| San Francisco | 5 |
| Houston | 11 |
| Seattle | 12 |
| St. Louis | 22 |
| San Antonio | 37 |
| Albany | 55 |

| TV/Duopoly | |
|---|---|
| Market | Rank |
| Boston* | 6 |
| Pittsburgh | 21 |
| Baltimore | 24 |
| Cincinnati | 32 |
| Louisville | 50 |
| Des Moines | 72 |
| Omaha | 78 |
| Kansas City | 33 |

** Triopoly*

Hearst-Argyle
TELEVISION, INC.

# Add to Existing Opportunity

| Market | Rank |
|---|---|
| Tampa | 13 |
| Sacramento | 19 |
| Orlando | 20 |
| Milwaukee | 31 |
| Greenville | 35 |
| West Palm | 39 |
| New Orleans | 42 |
| Oklahoma City | 45 |
| Winston Salem | 46 |
| Lancaster | 47 |
| Albuquerque | 49 |
| Honolulu | 71 |

# Markets With No Opportunity

| Market | Rank |
|---|---|
| Jackson | 89 |
| Plattsburg | 91 |
| Ft. Smith | 108 |
| Monterey | 120 |

# HTV Strategic Balance Sheet

*Core Execution*

- News Leadership
- Syndicated Programming
- Network Partnership
- Financial Stewardship
- Communication
- Engineering & IT
- Corporate Culture
- Access to Capital

\+

*Growth & Adaptation*

- Strategic Investments & Joint Ventures & Alliances
- Deregulation Opportunities
- Local Media Expansion
- Substantial FCF
- ROI: New Technologies for Distribution, Production & Management

=

*Sustainable Business Model*

- Local Brand Extension & Content Repurposing
- Use of Platform to Launch New Initiatives
- Multi-Media Convergence Marketing
- Evolve with Changing Media Consumption Patterns
- Evolve with Changing Technology

## MARKETS COVERED

| | |
|---|---|
| Albuquerque | Los Angeles |
| Atlanta | Louisville |
| Bakersfield | Madison |
| Baltimore | Manchester |
| Birmingham | Miami |
| Boston | Milwaukee |
| Charlotte | Minneapolis |
| Chicago | Monterey |
| Cincinnati | New Orleans |
| Cleveland | New York |
| Columbus | Oklahoma City |
| Dallas | Omaha |
| Dayton | Orlando |
| Denver | Philadelphia |
| Des Moines | Pittsburgh |
| Detroit | Plattsburg |
| El Paso | Providence |
| Fort Smith | Raleigh |
| Greensboro | Reno |
| Greenville | Sacramento |
| Hartford | San Antonio |
| Honolulu | San Francisco |
| Houston | San Diego |
| Indianapolis | Seattle |
| Jackson | Steubenville, OH |
| Jacksonville | Tampa |
| Johnstown, PA | W Palm Beach |
| Kansas City | Washington DC |
| Lancaster | |

# IBS Network

NBC · Hearst-Argyle Television, Inc. · Cox Television, Inc. · Post-Newsweek Stations, Inc. · The McGraw-Hill Companies



NBC Stations
ABC Stations
CBS Stations
FOX Fox Stations
Other IBS Partners
Seattle
Minneapolis
Madison
Milwaukee
Detroit
Plattsburgh
Manchester
Boston
Providence
Hartford
Lancaster
New York
Philadelphia
Baltimore
Washington DC
Raleigh
Pittsburgh
Cleveland
Steubenville
Columbus
Johnstown
Dayton
Cincinnati
Omaha
Des Moines
Chicago
Kansas City
Indianapolis
Louisville
Greensboro
Charlotte
Greenville
Atlanta
Birmingham
Jackson
Reno
Sacramento
San Francisco
Monterey
Bakersfield
Los Angeles
San Diego
Denver
Albuquerque
Oklahoma City
Fort Smith
Dallas
El Paso
Houston
San Antonio
New Orleans
Jacksonville
Orlando
Tampa
St. Petersburg
West Palm Beach
Miami
Honolulu
HAWAII

internet.broadcasting.systems, inc.

[ 10 of Top 10 US Markets ] [ 22 of Top 25 ] [ 41 of Top 50 ]

[ 93% "Top 25" Household TV + Web Coverage ] [ 64% Total US HH ]

# IBS = "TV At Work" - Keeping HTV Stations In Touch With Audiences All Day



Night
Day and Evening
7:00
8:00
9:00
10:00
11:00
12:00
13:00
14:00
15:00
16:00
17:00
18:00
19:00
20:00
21:00
22:00
23:00
Hour Of The Day
TV Viewing By IBS Users
IBS Online Audience

# Strong Platform for New Programming: Syndication Partnership

NBC

- **Our NBC Production/ Syndication Venture Gives Us**
  - Greater Control Over Programming and Costs;
  - Potential Syndication Profits;
  - Stronger Network-Affiliate Partnership



- *"John Walsh"*: Highest-Rated New Syndicated Talk Show of 2002-2003 after "Dr. Phil"
- *"Chris Matthews"*: Higher ratings Than 3 of the 4 network Sunday talk Shows*
- *"She Spies"*: The Highest-Rated New Syndicated Hour of 2002-2003
- All Three Renewed for 2003-2004



* "Chris Matthews" posted a 1.8 national HH rating in week ending May 11, vs. NBC's *Meet the Press* (3.3), CBS' *Face the Nation* (1.7), ABC's *This Week* (1.5) and *Fox News Sunday* (1.0). Source: Nielsen Media Research.

Hearst-Argyle TELEVISION, INC.

# Our Commitment to Political News Leadership Has Earned Credibility with Audiences


COMMITMENT
2002
Chronicle
turns 20
IN SEARCH OF YOUNG AMERICA

# HTV Stations Earn Significant Political Revenues

- HTV Stations Receive Major Political Advertising Due to Their News Leadership – as Exemplified by Commitment 2000, 2002 & 2004 – and Leading Roles within Their Communities
- Major Local Political Advertising is Virtually Unique to TV Broadcast News Outlets, Causing Unusual Cyclicality for Top TV Broadcasters
- Political Advertising Validates the Power of the Medium:
  - Politicians and Political Organizations Find Leading Local TV Stations Effective, Essential, Indispensable
- The "Even & Odd" Dynamic of the "Lumpy" Pattern of Political Revenues Is Normal and Has Repeated Itself Over Many Decades
- Heavy Political Adspend on Leading TV Stations is Predictable

# 2004 Political Campaigns Are In Preparations Today

- Presidential Race
  - January: Iowa Caucuses; New Hampshire Primary
  - February: South Carolina Primary; Missouri Primary
  - Heavy activity expected in HTV "swing states" of Florida, Missouri, Pennsylvania, Ohio, in addition to other HTV states, i.e., California
- Gubernatorial Races in 4 HTV states: New Hampshire, Vermont, Missouri, North Carolina
- US Senate Races in 20 HTV States
- US House Races: 24 Open-Seats anticipated in HTV States

# Strong Upfront Ad Market

- Record $13.1 Billion Aggregate Broadcast Network Upfront*
  - Up 9% Over 2002
- CPM Gains of as Much as 22%
  - A Generally Favorable Response to Fall Program Lineups
  - Indicative of Tightening in Pricing
  - Affirmation of Medium's Effectiveness
- This Time, Auto Spending Was Not the "Driver"
  - Major Upfront growth categories included Pharmaceuticals, Retail, Telcos

** Broadcasting & Cable, June 2*

# Harry Hawks

Executive Vice President
&
CFO

# A Suggested Perspective on the Length of The "Business Cycle"

Understanding our normal business cycle and our strategic planning horizon may influence one's assessment of the core strength of our assets and, ultimately, one's investment thesis

-- influencing one's view of the appropriate investment horizon

# At Least Two Major Categories Alternate On An Even- and Odd-Year Basis


Revenues*
$ millions
90
80
70
60
50
40
30
20
10
0
1996
1997
1998
1999
2000
2001
2002
Olympics
Political

* Same-station (non-GAAP)

# Evaluate The Strength of Our Industry And HTV Over a Complete Cycle

- Closer review of business cycle suggests a two year look and, ideally, a four year perspective is most enlightening because:
  - Political:
    - » One complete presidential term
    - » One interim election cycle
  - Olympics:
    - » One winter Olympics cycle
    - » One summer Olympics cycle
- Observation:
  - » Absence of political and Olympics in "odd" years is a normal pattern and not a sign of weakness

# Various Determinants of Value

While dozens of attributes, qualities and metrics contribute to the assessment of appropriate valuation, the current debate of non-GAAP measures (such as EBITDA) vs. GAAP measures (such as earnings and cash flow from operations), especially in light of Regulation G, deserves a closer look

# "Free Cash Flow" (FCF), While Non-GAAP, Does Have Relevance

($ In Millions Except Per Share Data)

| | 2002 | 2001 | 2000 | 1999 |
|---|---|---|---|---|
| EBITDA (1) | $ 310.1 | $ 245.2 | $ 345.5 | $ 287.5 |
| less: | | | | |
| CapEx (2) | $ 25.9 | $ 32.3 | $ 32.0 | $ 52.4 |
| Interest, net (3) | 70.5 | 96.7 | 111.8 | 103.7 |
| Cash taxes (4) | 18.4 | 5.0 | 30.5 | 36.2 |
| Dividends (5) | 16.4 | 1.9 | 1.4 | 1.4 |
| Free Cash Flow* | 178.9 | 109.3 | 169.8 | 93.8 |

*(1) EBITDA* = Operating Cash Flow, a non-GAAP measure, as defined in GAAP reconciliation tables or*
*(2) CapEx = Maintenance + Digital + Special Projects*
*(3) Interest = As reported on the Income Statement, excluding non-cash gain (loss) on debt retirement and non-cash amortization of deferred financing costs*
*(4) Cash Taxes = As reported on Statement of Cash Flows (net of refunds)*
*(5) Dividends = As reported on the Income Statement*
*Note: Working capital not included, as it represents a net source of funds.*

**EBITDA and Free Cash Flow are non-GAAP financial measures which the Company has included because management believes that such data are commonly used as a measure of performance among companies in the broadcast industry. These measures are also frequently used by investors, analysts, valuation firms and lenders, although their definitions may vary. Management uses EBITDA in analyzing financial performance, and the free cash flow measure in analyzing liquidity. See GAAP reconciliation tables on final slides.*

Hearst-Argyle TELEVISION, INC.

# Compare Various Measures To Determine The Quality of Earnings

($ In Millions Except Per Share Data)

| | 2002 | 2001 | 2000 | 1999 |
|---|---|---|---|---|
| Operating Cash Flow (EBITDA)* | $ 310.1 | $ 245.2 | $ 345.5 | $ 287.5 |
| Cash Flow from Operations (1) | $ 205.4 | $ 165.9 | $ 189.3 | $ 138.9 |
| Free Cash Flow* | $ 178.9 | $ 109.3 | $ 169.8 | $ 93.8 |
| Net Income to Common (2) | $ 106.6 | $ 88.3 | $ 102.3 | $ 83.3 |

(1) As reported on Statement of Cash Flows.
(2) Pro forma adjusted for SFAS 142 (assumes effective tax rate of 38% in all years)

*EBITDA and Free Cash Flow are non-GAAP financial measures which the Company has included because management believes that such data are commonly used as a measure of performance among companies in the broadcast industry. These measures are also frequently used by investors, analysts, valuation firms and lenders, although their definitions may vary. Management uses EBITDA in analyzing financial performance, and the free cash flow measure in analyzing liquidity. See GAAP reconciliation tables on final slides.*

Hearst-Argyle
TELEVISION, INC.

# A Healthy Capital Structure is a Strategic And Competitive Advantage

Recognized As Having One of The Best Capital Structures in the Industry, HTV Has Placed A Priority on Flexibility, Liquidity, ***Investment Grade*** Status And Continued Access To Capital

# Our Healthy Capital Structure Provides Flexibility To Capitalize On Opportunities

($ In Millions)

| | 3/31/03 @ MKT (1) | 12/31/02 @ MKT (1) |
|---|---|---|
| Long-Term Debt | $ 944.3 | $ 973.4 |
| Redeemable Convertible Preferred | 200.0 | 200.0 |
| Preferred Stock | 18.3 | 20.2 |
| Common Stock (1) | 2,081.9 | 2,078.2 |
| *Total Mkt. Capitalization* | $ 3,244.5 | $ 3,271.8 |
| Leverage ratio (3): | 3.1X | 3.1X |

**Permitted Additional Indebtedness (2) : $760.1mm $731.2mm**

*(1) Assuming $22.50 (Q1 '03 average)*
*(2) Under current debt covenants*
*(3) Leverage ratio defined as total debt excluding Convertible Trust Preferred divided by LTM EBITDA, a non-GAAP measure; see GAAP reconciliation table on final slides.*

Hearst-Argyle TELEVISION, INC.

# Capital Commitments by The Hearst Corporation to HTV, 1997-2001

($ million)



Annual New Capital Commitment
Existing Capital Commitment
Total Debt at Year-end
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$1,100
$119
$234
$127
$58
$1,638
1997
1998
1999
2000
2001
Five Year Total

# Solid Track Record of Debt Reduction: More Than $700mm Paid Down Since Q1'99

($ In Thousands)


$1,700
$1,500
$1,300
$1,100
$900
$700
Q1 1999
Q2 1999
Q3 1999
Q4 1999
Q1 2000
Q2 2000
Q3 2000
Q4 2000
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003

Leverage* @ 3/31/03:

**3.1X**

**Leverage ratio defined as total debt excluding Convertible Trust Preferred divided by LTM EBITDA, a non-GAAP measure; see GAAP reconciliation table on final slides.*

Hearst-Argyle Television, Inc.

# Encouraging Trends In Float, Trading & Liquidity



Growth in Float
And Market Value
Shares in Float
Market Value*
25
23
21
19
17
15
13
11
9
7
5
650
600
550
500
450
400
350
300
250
200
150
Dec-99
Dec-00
01-Dec
03-Mar

(Float in millions of shares)



Growth in Average Daily
Volume and Market Value
Shares Vol.
Market Value*
130
110
90
70
50
30
10
3.5
3
2.5
2
1.5
1
0.5
Dec-99
Dec-00
01-Dec
03-Mar

(30-Day Average Daily Vol. in thousands of shares)

(*MV in $millions)

*(Using Q1 Avg. price of $22.50)*

# Expense Guidance for 2003
## (As Updated on May 2)

- Salaries, benefits, other operating costs: + 1% to 2% (business insurance, health, welfare and benefits expenses, etc)
- Amortization of Program Rights: + 4% ( "Oprah," "Dr. Phil")
- Depreciation & Amortization: @ $45 million
- Corporate, general and administrative expenses: down 2%
- Interest expense, net: @ $70 million
- Quarterly Redeemable Convertible Preferred Securities dividend payment : $3.75 million; total of $15 million for year
- Equity in loss of affiliates: decreasing from 2002's $3.3 million
- Effective tax rate: @ 38%
- CapEx: @ $30 million ($5mm DTV, $15mm maintenance, $10mm special projects)

# Revenue Pacing Update

- April Actual: +1%
- May Projection: -2%
- No June Guidance
- Q2 2002 Political Revenues were $8.1mm

# Footnote: Reconciliation of Non- GAAP Measures

*Operating cash flow and free cash flow are non-GAAP financial measures which the Company has included because management believes that such data are commonly used as a measure of performance among companies in the broadcast industry. These measures are also frequently used by investors, analysts, valuation firms and lenders, although their definitions may vary. Management uses the operating cash flow measure in analyzing the Company's financial performance. Management uses the free cash flow measure in analyzing the Company's liquidity. These non-GAAP financial measures should not be considered in isolation or as an alternative to operating income (a GAAP financial measure) as an indicator of the Company's operating performance (see theCompany's consolidated statements of income), or to net cash provided by operating activities (a GAAP financial measure) as a measure of the Company's liquidity (see the Company's consolidated statements of cash flow). These measures are believed to be, but may not be comparable to, similarly titled measures used by other companies.The following tables provide reconciliations between operating income (a GAAP financial measure) and operating cash flow and free cash flow (both non-GAAP financial measures) in each of the periods presented:*

| | December 31, | | | | |
|---|---|---|---|---|---|
| | 2002 | 2001 | 2000 | 1999 | 1998 |
| | | | (In thousands) | | |
| Operating income | $ 265,631 | $ 115,443 | $ 205,235 | $ 175,884 | $ 142,034 |
| Add: Special charge | - | - | 15,362 | - | - |
| Add: Depreciation and amortization | 43,566 | 129,420 | 125,207 | 108,039 | 36,420 |
| Add: Amortization of program rights | 60,821 | 57,676 | 58,460 | 60,009 | 42,344 |
| Less: Program payments | (59,870) | (57,385) | (58,797) | (56,402) | (42,947) |
| Operating cash flow | $ 310,148 | $ 245,154 | $ 345,467 | $ 287,530 | $ 177,851 |
| Less: Interest expense, net (1) | (70,490) | (96,660) | (111,762) | (103,692) | (37,139) |
| Less: Dividends | (16,377) | (1,922) | (1,422) | (1,422) | (1,422) |
| Less: Capital expenditures | (25,920) | (32,331) | (32,001) | (52,402) | (22,722) |
| Less: Cash paid for taxes, net of refunds | (18,404) | (5,015) | (30,535) | (36,155) | (4,222) |
| Free cash flow | $ 178,957 | $ 109,226 | $ 169,747 | $ 93,859 | $ 112,346 |

*(1) Excludes the following non-cash items (i) amortization of deferred financing costs of $2,953, $2,938, $4,401, $3,200 and $2,416 in the years ended December 31, 2002, 2001, 2000, 1999 and 1998, respectively; and (ii) gain (loss) on early retirement of debt of $873, $4077, ($5,133) and ($17,274) in the years ended December 31, 2001, 2000, 1999, and 1998, respectively.*

# Footnote:
# Reconciliation of Non- GAAP Measures (Cont'd)

| | March 31, 2003 | March 31, 2002 |
|---|---|---|
| | (In thousands) | |
| Operating income | $ 37,517 | $ 46,416 |
| Add: Depreciation and amortization | 10,960 | 10,445 |
| Add: Amortization of program rights | 16,092 | 14,939 |
| Less: Program payments | (15,638) | (14,662) |
| Operating cash flow | $ 48,931 | $ 57,138 |
| Less: Interest expense, net (2) | (16,681) | (17,650) |
| Less: Dividends | (4,068) | (4,106) |
| Less: Capital expenditures | (6,105) | (5,871) |
| Less: Cash paid for taxes, net of refunds | (10,335) | (5,814) |
| Free cash flow | $ 11,742 | $ 23,697 |

*(2) Excludes non-cash amortization of deferred financing costs of $728 and $727 in the three months ended March 31, 2003 and 2002, respectively.*

Hearst-Argyle

TELEVISION, INC.